Exhibit 10.27

ENDORSEMENT NO. 4
to the
AMENDED AND RESTATED
QUOTA SHARE REINSURANCE AGREEMENT
(hereinafter referred to as the “Agreement”)
between
AMTRUST INTERNATIONAL INSURANCE, LTD.
Hamilton, Bermuda
(hereinafter referred to as the “Company”)
and
MAIDEN REINSURANCE LTD.
Hamilton, Bermuda
(hereinafter referred to as the “Reinsurer”)

IT IS HEREBY AGREED, effective 12:01 a.m., Eastern Standard Time, July 31, 2018, Paragraph A. of Article XXI - TERM AND TERMINATION shall be deleted in its entirety and the following substituted therefor:

A.
This Agreement shall remain in effect until July 1, 2019, and shall automatically renew for successive three-year periods thereafter, unless the Reinsurer or Company elects to terminate this Agreement effective as of July 1, 2019 or as of the expiration of any successive three-year period. If the Reinsurer or Company elects to so terminate this Agreement, it shall give written notice to the other party hereto not less than five months prior to July 1, 2019 or not less than nine months prior to the expiration of any successive three-year period.

IN WITNESS WHEREOF, the parties hereto, by their respective duly authorized officers, have executed this ENDORSEMENT NO. 4 to the Agreement as of the dates recorded below:

AMTRUST INTERNATIONAL INSURANCE, LTD.

By: __________________________________________
Name:
Title:
Dated:

MAIDEN REINSURANCE LTD.

By: __________________________________________
Name:
Title:
Dated: